SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 15, 2000
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                            Ipswich Bancshares, Inc.
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               (Exact Name of Registrant as Specified in Charter)

     Massachusetts                    000-26663                   04-3459169
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(State or other jurisdic-           (Commission                 (IRS Employer
 tion of incorporation)              File Number)         Identification Number)



           23 Market Street, Ipswich, Massachusetts             01938
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           (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code  (978) 356-7777
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.


        On March 15, 2000, the Board of Directors of Ipswich Bancshares, Inc. (the "Registrant") authorized the repurchase of up to 252,543 shares of the Registrant's common stock, representing approximately 10% of the Registrant's outstanding common stock. The Board delegated to the discretion of senior management the authority to determine the timing of the repurchase program's commencement, the timing of subsequent purchases and the prices at which repurchases will be made. Repurchases may be made for a period of one year without further Board authorization.

        (c)    Exhibits.

                             (99)   Press release dated March 16, 2000

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   IPSWICH BANCSHARES, INC.


                                                   By:    /s/ Francis Kenney
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                                                          Francis Kenney
                                                          Treasurer